3Q14 Earnings Conference Call October 16, 2014 Refer to earnings release dated October 16, 2014 for further information. Exhibit 99.2 © Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

3Q14 in review
Balancing current earnings growth with prudent decisions to increase long-term shareholder value
($ in millions) 3Q14
Seq. YOY
Average Balances
Total loans & leases
1
$90,799 $250 $3,527
Core deposits $93,160 $319 $6,239
Income Statement Data
Net interest income (taxable equivalent) $908 - 1%
Provision for loan and lease losses 71 (7%) 40%
Noninterest income 520 (29%) (28%)
Noninterest expense 888 (7%) (7%)
Net income attributable to Bancorp $340 (22%) (19%)
Net income available to common
shareholders $328 (21%) (22%)
Financial Ratios
Earnings per share, diluted $0.39 (20%) (17%)
Net interest margin 3.10% (5bps) (21bps)
Efficiency ratio 62.1% 390bps 290bps
Return on average assets 1.02% (32bps) (33bps)
Return on avg common equity 9.2% (270bps) (290bps)
11.1% (330bps) (360bps)
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix
3
Adjusted efficiency ratio excludes items reflected on page 8 as adjustments to remove (benefit) / detriment in noninterest income and noninterest expense in 3Q14.
Significant pre-tax items in 3Q14 results
(~$0.04 negative after-tax EPS impact):
— ($53MM) valuation adjustment on
Vantiv warrant
- Reflects sequential decline in
Vantiv’s stock price
- $181MM net positive valuation
adjustments recorded 1Q13-
3Q14
3Q14 operating results stable with
balance sheet growth and well-
controlled expenses
— Adjusted efficiency ratio of 59.5%
Issued $850MM of fixed-rate long-term
debt
Credit trends at low levels, with NCOs of
0.50% and NPAs of 0.88%; strong
reserve coverage of 1.56% of loans and
leases
Strong capital ratios with tangible book
value per share up 7% from 3Q13
3
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Return on avg tangible common equity
2

Avg +4% YoY; EOP +4% YoY

Core +7% YoY; Transaction +7% YoY

Balance sheet
Loan balances ($B)
• Average commercial loans flat
sequentially and up 7% year-over-year
• Targeting prudent risk/reward profile in
lending
• Commercial loan growth driven primarily
by C&I, partially offset by lower
commercial mortgage
• Consumer loan growth driven by
residential mortgage and bankcard
• End of period commercial line utilization
32%; flat sequentially
• Continued deposit growth with increases
in money market and demand deposit
balances
– Consumer average transaction
deposits flat sequentially and up 5%
year-over-year
– Commercial average transaction
deposits up 1% sequentially and up
10% year-over-year
• Core deposit to loan ratio of 103%
Average core deposit balances ($B)
$93.2
$86.9
Average securities and
short-term investments ($B)
• $6.0 billion added to the average
securities portfolio in last 12 months
• Securities portfolio / total assets of 17.5%
in 3Q14, up from 14.8% a year ago
• End of period short-term investments
increased $1.3B sequentially, reflecting
higher cash balances held at the Federal
Reserve
$18.5
$23.0
$22.9
$23.9
$24.9
$87.2
$90.6
$87.3
$87.9
$89.5
$90.5
$90.8
3Q13 4Q13 1Q14 2Q14 3Q14
EOP loans HFI Avg loans HFI
$16.6
$18.4
$20.4
$21.8
$22.6
3Q13 4Q13 1Q14 2Q14 3Q14
Average securities Short-
term investments
$83.2
$85.7
$87.9
$89.1
$89.4
3Q13 4Q13 1Q14 2Q14 3Q14
Transaction deposits Other time deposits
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• 33% of consumer deposit transactions
now digital; 31% in 2Q14 and 27% in
3Q13

Net interest income
NII and NIM (FTE)
• Net interest income up $3MM from 2Q14
– Increase driven by higher average investment securities balances, an additional day in the third quarter, and loan growth, partially offset by the effects of loan repricing and debt issuances
• NIM decreased 5 bps sequentially primarily due to the effects of loan repricing, debt issuances, and day count
• Year-over-year NII increased $10MM and NIM decreased 21 bps
– NII increase driven by higher balances and yields in investment securities, as well as higher loan balances, partially offset by the effect of loan repricing
– NIM decrease due to the impact of loan repricing
Yield Analysis
3Q13 2Q14 3Q14
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 3.49% 3.27% 3.25%
(2) (24)
Commercial mortgage loans 3.60% 3.39% 3.34%
(5) (26)
Commercial construction loans 3.71% 3.54% 3.49%
(5) (22)
Commercial leases 3.22% 3.04% 2.96%
(8) (26)
Residential mortgage loans 3.87% 3.93% 3.84%
(9) (3)
Home equity 3.74% 3.71% 3.69%
(2) (5)
Automobile loans 3.02% 2.77% 2.72%
(5) (30)
Credit card 9.93% 10.06% 9.87%
(19) (6)
Other consumer loans and leases 42.84% 35.63% 36.98%
135 (586)
Total loans and leases 3.83% 3.65% 3.61%
(4) (22)
Taxable securities 3.20% 3.34% 3.32%
(2) 12
Tax exempt securities 5.08% 4.69% 5.34%
65 26
Other short-term investments 0.26% 0.28% 0.26%
(2) -
Total interest-earning assets 3.68% 3.53% 3.49%
(4) (19)
Total interest-bearing liabilities 0.54% 0.54% 0.56%
2 2
Net interest rate spread 3.14% 2.99% 2.93%
(6) (21)
$908
$898
$905 $898
$905
3.31%
3.21% 3.22%
3.15%
3.10%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
3Q13 4Q13 1Q14 2Q14 3Q14
Net Interest Income ($MM) NIM
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3Q14
Seq.
YOY
($ in millions)
Service charges on deposits $145 4% 4%
Corporate banking revenue 100 (7%) (2%)
Mortgage banking net revenue 61 (21%) (49%)
Investment advisory revenue 103 1% 6%
Card and processing revenue 75 (1%) 9%
Other noninterest income
1
33 (86%) (82%)
Securities gains, net 3 (57%) 40%
Securities gains (losses), net -
- - (100%) non-qualifying hedges on MSRs
Total noninterest income $520 (29%)
(28%)
Noninterest income
1 Net credit-related costs recognized in other noninterest income were immaterial in 3Q14. This compares with net credit-related costs of $4MM in 2Q14, $10MM in 1Q14, $5MM in 4Q13, and $5MM in 3Q13.
Compared with 2Q14
• Retail service charges on deposits up 9% sequentially;
commercial up 2%
• Mortgage banking results reflected lower gain on sale
revenue, due to retaining more production on balance sheet
and lower gain on sale margins, and MSR valuation
• Corporate banking results driven by lower syndication and
business lending fees
Compared with 3Q13
• Record investment advisory fees with increases in personal
AUM, securities and brokerage fees, and market values
• Card and processing revenue reflects greater card
utilization and higher consumer purchase volume
3Q13 4Q13 1Q14 2Q14 3Q14
Reported noninterest income $721 $703 $564 $736 $520
Gain on sale of Vantiv shares (85) - - (125) -
Vantiv warrant valuation (6) (91) 36 (63) 53
Other Vantiv-related items - (9) - 12 -
Valuation of Visa total return swap 2 18 (1) 16 3
Land valuation adjustments - - - 17 -
Securities (gains) / losses (2) (2) (7) (8) (3)
Adjusted noninterest income $630 $619 $592 $585 $573
Components of noninterest income
5 quarter trend ($MM)
Adjustments to remove (benefit) / detriment
$630
$619
$592
$585
$573
$-
$200
$400
$600
$800
3Q13 4Q13 1Q14 2Q14 3Q14
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income
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Noninterest expense
• Expenses declined 7% both sequentially and year-
over-year
• Improvement in employee-related costs largely
driven by changes in retail and mortgage staffing
— Retail FTE down 9% from 3Q13 as branch roles are
consolidated and redefined
• 12% year-over-year increase in card and processing
expense commensurate with higher revenue in that
business
($ in millions)
Salaries, wages and incentives $357 (3%) (8%)
Employee benefits
75 (5%) (9%)
Net occupancy expense
78 (1%) 4%
Technology and communications 53 3% 2%
Equipment expense 30 1% 4%
Card and processing expense 37 - 12%
258 (17%) (13%)
Total noninterest expense $888
(7%) (7%)
3Q13 4Q13 1Q14 2Q14 3Q14
Reported noninterest expense $959 $989 $950 $954 $888
Litigation reserve charges (30) (69) (51) (61) (4)
Severance expense (5) (8) (4) (1) (2)
Debt extinguishment costs - (8) - - -
Sale of LIH tax credits 1 - - - -
Fed assessment (5) - - - -
Foundation - (8) - - -
Adjusted noninterest expense $920 $896 $895 $892 $882
5 quarter trend ($MM)
Components of noninterest expense
Adjustments to remove benefit / (detriment)
$920
$896 $895
$892
$882
$-
$200
$400
$600
$800
$1,000
3Q13 4Q13 1Q14 2Q14 3Q14
Adjusted noninterest expense
Reported noninterest expense
1
3Q14
Seq. YOY
Net credit-related costs recognized in other noninterest expense were $13MM in 3Q14. This compares with net credit-related costs of $6MM in 2Q14, $9MM in
1Q14, ($12MM) in 4Q13, and $16MM in 3Q13.
Other noninterest expense
1
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Pre-tax pre-provision earnings
1
PPNR trend
PPNR decreased 22% sequentially, reflecting
impact of $59MM in net detriment in 3Q14 and
$89MM in net benefit in 2Q14 from significant
items. Excluding those items, adjusted PPNR
increased $1MM sequentially.
PPNR reconciliation
Efficiency ratio
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
Income before income taxes (U.S. GAAP) (a) $604 $561 $438 $606 $464
Add: Provision expense (U.S. GAAP) (b) 51 53 69 76 71
PPNR (a) + (b) $655 $614 $507 $682 $535
Adjustments to remove (benefit) /
detriment²:
In noninterest income:
Gain from sales of Vantiv shares (85) - - (125) -
Vantiv warrant valuation (6) (91) 36 (63) 53
Reduction in equity method income from interest in Vantiv - - - 12 -
Land valuation adjusments - - - 17 -
Other Vantiv-related income - (9) - - -
Valuation of 2009 Visa total return swap 2 18 (1) 16 3
Securities (gains) / losses (2) (2) (7) (8) (3)
In noninterest expense:
Debt extinguishment (gains) / losses - 8 - - -
Severance expense 5 8 4 1 2
Large bank assessment fees 5 - - - -
Gain on sale of affordable housing investments (1) - - - -
Donation to Fifth Third Foundation - 8 - - -
Litigation reserve charges 30 69 51 61 4
Adjusted PPNR $603 $623 $590 $593 $594
Credit-related items:
In noninterest income 5 5 10 4 (0)
In noninterest expense 16 (12) 9 6 13
Credit-adjusted PPNR
3
$624 $616 $609 $603 $607
$603
$623
$590 $593
$594
$0
$100
$200
$300
$400
$500
$600
$700
3Q13 4Q13 1Q14 2Q14 3Q14
Adjusted PPNR
Reported PPNR
59.2%
61.5%
64.9%
58.2%
62.1%
60.2%
58.8%
60.1%
59.8% 59.5%
3Q13 4Q13 1Q14 2Q14 3Q14
Efficiency Ratio Adjusted Efficiency Ratio
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1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 3Q14, 2Q14, and 1Q14 included the impact of $3MM, $1MM, and $3MM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 included benefits to the mortgage repurchase provision of $26MM and $4MM, respectively. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.

Credit quality overview
$109
Net charge-offs ($MM)
$148
$101
NCO ratio
0.49% 0.67% 0.76% 0.45% 0.50%
$168
HFI Nonperforming assets ($MM)
$796
$1,014
$832
$946
NPAs down 21% from 3Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$414
$379
$337 $337
Includes 3Q14 provision expense of $71MM;
reserve coverage levels remain solid
Total delinquencies declined 12% from 3Q13;
sequential change due to seasonality
Net charge-offs within range of expected variability
$115
$366
258
276
243 243
279
156
103
94 94
87
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
3Q13 4Q13 1Q14 2Q14 3Q14
89 Days Past Due 90+  Days Past Due
680
607
595
512
487
334
373
351
320
309
$0
$250
$500
$750
$1,000
$1,250
3Q13 4Q13 1Q14 2Q14 3Q14
44
78
105
48
55
65
70
63
53
60
$0
$25
$50
$75
$100
$125
$150
$175
3Q13 4Q13 1Q14 2Q14 3Q14
$1,677
$1,582
$1,483
$1,458
$1,414
1.92%
1.79%
1.65%
1.61%
1.56%
$0
$500
$1,000
$1,500
$2,000
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
3Q13 4Q13 1Q14 2Q14 3Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
$980
Commercial Consumer
Commercial Consumer
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NPA ratio 1.16% 1.10% 1.05%
0.92%
0.88%

9.9%
9.4%
9.5%
9.6%
9.6%
10%
8%
6%
4%
2%
0%
9.5%
9.0%
9.1%
9.3%
9.4%
3Q13
4Q13
1Q14
2Q14
3Q14
Basel III2
Basel I

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Strong capital position
Avg. Diluted Shares Outstanding (MM)
and Tangible Book Value per share
• 2014 CCAR plan included the potential repurchase of
common shares in an amount up to $669MM
– Announced $225MM of share repurchases in
3Q14
– Also have the ability to repurchase shares in the
amount of any after-tax gains from the sale of
Vantiv Inc. stock
EOP share impact
(MM)
Average share impact
(MM)
2Q14 3Q14 4Q14 2Q14 3Q14 4Q14
$200MM ASR - - - 0.8 - -
$456MM ASR - - - 2.1 - -
$99MM ASR - - - 1.8 - -
$150MM ASR 6.2 - - 4.2 2.8 0.2
$225MM ASR
3
- 10.4 1.9 - 7.0 4.0
6.2 10.4 1.9 8.9 9.8 4.2
Capital Actions
Impact of Share Repurchases
888
878
858
848
838
$13.09
$13.00
$13.40
$13.86
$13.95
660
710
760
810
860
910
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
3Q13 4Q13 1Q14 2Q14 3Q14
Tier 1 common equity
1
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
3
Common Shares O/S TBV per share
4Q14 end of period and average share impacts reflect settlement of the $225MM share repurchase transaction as described in the Form 8-K filed on October 14, 2014.
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of the Basel III Final Rule approved in July 2013.

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Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income
2
Net interest margin
2
Noninterest income
1
Noninterest expense
Pre-provision net revenue
1,2
ROA 1
Effective tax rate
1,2
Asset Quality:
Net charge-offs
Loan loss allowance
4
Nonperforming assets
4
Tier 1 common equity
3,6
Category
Fifth Third: Outlook
2014 Outlook
1
$87.0B
$82.9B
1
2013 results exclude a net $534MM benefit from gains on Vantiv share sales and valuation adjustments on the Vantiv warrant. 2014 outlook excludes a net realized $99MM benefit from gains on Vantiv share sales and valuation adjustments on the Vantiv warrant. 2014 outlook also does not include potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
2
Presented on a fully-taxable equivalent basis.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
4
Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
5
As a percentage of loans and leases
6
Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
7
2013-Adjusted
1
Outlook as of October 16, 2014;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid-single digit growth
Mid-to-high single digit growth
Down ~$15MM (~mid-50 bps
5
)
Lower vs. 4Q13
Down ~20% vs. 4Q13
$3.58B
3.32% (3.21% 4Q13)
$2.70B
$3.95B
$2.31B
~1.2%
~28.4%
9.45%
$501MM (0.58%
5
)
$1.6B (1.79%)
$980MM (1.10%)
~Consistent with 4Q13
Stable to Modest growth
~3.13%
Down low double digits
(up low-to-mid-single digits ex-mortgage)
Down mid-single digits
Modest decline
~1.15%
7
~27.0%
Also excludes items reflected on page 8 as adjustments to remove (benefit) / detriment in noninterest income and noninterest expense for 1Q14, 2Q14, 3Q14.

12 © Fifth Third Bank | All Rights Reserved Appendix

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Mortgage originations ($B) and gain on sale margin
1
Mortgage banking results
• $2.1B in originations; 70% purchase volume
• 3Q14 mortgage drivers:
– Gain on sale margin down 14 bps sequentially
– Retaining conforming ARMs and shorter-term fixed-rate production on balance sheet
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain on sale margin represents gains on all loans originated for sale.
$121
$78
$126
$109
$61
– Discontinued broker channel originations in 1Q14
– Origination fees and gain on sale revenue down $8MM
– MSR valuation adjustments of negative $1MM; servicing rights amortization of negative $33MM
– $61MM in gross servicing fees
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$1
$2
$3
$4
$5
3Q13 4Q13 1Q14 2Q14 3Q14
Originations for sale Originations HFI
74
60
41
42
34
63
64
62
62
61
(39)
(23) (22)
(32)
(33)
23
26
28
6
(1)
3Q13 4Q13 1Q14 2Q14 3Q14
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
Margin
1

14
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Available and contingent borrowing capacity
(3Q14):
– FHLB ~$11.9B available
– Federal Reserve ~$27.2B
Holding Company cash at 9/30/14: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
23 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets,
relying on future dividends from subsidiaries
or any other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
4%
$1,250
$500
$500
$500
$2,312
2014 2015 2016 2017 2018 2019 2020 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
Demand
24%
Interest
checking
19%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
2%
S-T
borrowings
2%
Other
liabilities
3%
Equity
12%
L-T debt
11%
$10
$875
$2,450
$650
$600
$850 $850
2014 2015 2016 2017 2018 2019 2020 On

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Interest rate risk management
1
2
Strategically positioned balance sheet to limit risk to downside rate scenarios
• Balance sheet is well positioned for a rising rate environment
— 62% of total loans are floating rate (80% of commercial and 35% of consumer)
— Investment portfolio duration of approximately 5 years
— Short-term wholesale funding represents only 4% of total funding
— $14.1B in funding will reprice beyond 1 year
• Forecasted balances represent our current
expectations regarding balance sheet trends
• Static balances assume current composition of
balance sheet remains constant
• In ramp scenarios, rate changes occur evenly over
the first four quarters
• In shock scenarios, rate changes are instantaneous
+100 bps +200 bps +100 bps +200 bps
Forecast Balances Static Balances
Year 1 0.9% 1.7% 0.9% 1.7%
Year 2 4.0% 6.7% 4.5% 7.6%
Year 1 2.1% 4.0% 2.1% 3.8%
Year 2 4.9% 8.4% 5.5% 9.3%
+100 bps +200 bps
(2.0%) (4.4%)
EVE at Risk
— Weighted-average deposit beta of 70% (2004 – 2006 cycle betas ~50%)
1
— No modeled lag in deposit repricing
— Modeled DDA runoff of approximately $2.5B (approximately 8%) for each 100 bps increase in rates
— For every $1B of incremental DDA runoff beyond what is modeled, asset sensitivity decreases:
-
15 bps in year 1 and 28 bps in year 2 in a 100 bps ramp
-
35 bps in both year 1 and year 2 in a 100 bps shock
• Interest rate sensitivities are based on conservative deposit assumptions
Repricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve.
Actual results may vary from these simulated results due to timing, magnitude, and frequency of interest rate changes, as well as changes in market conditions and management strategies.
NII – Asset Sensitivity
2

NPL rollforward
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NPL HFI Rollforward
Commercial
3Q13 4Q13 1Q14 2Q14 3Q14
623 521 458 464 396
Transfers to nonperforming 71 107 164 141 116
Transfers to performing (1) (1) (2) (20) -
Transfers to performing (restructured) (2) (2) (1) (47) -
Transfers from held for sale - - - - -
Transfers to held for sale - - - (1) (3)
Loans sold from portfolio (14) (19) (2) (24) (12)
Loan paydowns/payoffs (101) (61) (43) (54) (39)
Transfers to other real estate owned (14) (12) (7) (18) (9)
Charge-offs (44) (78) (105) (46) (66)
Draws/other extensions of credit 3 3 2 1 2
521 458 464 396 385
Consumer
3Q13 4Q13 1Q14 2Q14 3Q14
286 248 293 269 244
Transfers to nonperforming 95 165 93 85 90
Transfers to performing (30) (25) (28) (24) (15)
Transfers to performing (restructured) (24) (22) (22) (20) (25)
Transfers to held for sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (39) (24) (29) (11) (5)
Transfers to OREO/other repossessed property (28) (20) (24) (24) (21)
Charge-offs (13) (30) (15) (30) (33)
Draws/other extensions of credit 1 1 1 (1)
248 293 269 244 235
Total NPL 769 751 733 640 620
Total new nonaccrual loans - HFI 166 272 257 226 206
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
-

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Troubled debt restructurings overview
Of $1.7B in consumer TDRs, $1.6B were on accrual
status and $114MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, $1.1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Data through 1Q14
$1.3B current consumer TDRs (%)
$1.2
billion
7%
5%
6%
9%
73%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
0%
5%
10%
15%
20%
25%
30%
35%
6 12 18
Months Since Modification
2008 2009 2010 2011 2012 2013 2014
21%
35%
16%
11%
10%
5%
2%
Mortgage TDR Volume by Vintage
2008
2009
2010
2011
2012
2013
2014
1
Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
Mortgage TDRs that are past due 60 days or more trend by vintage 1

Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 45% of total loans and 43% of net charge-offs
• C&I loans were down 1% sequentially and increased 7% since
3Q13
• Leveraged loans of $5.2B in 3Q14
— Regulatory definitions regarding purpose, senior debt/
EBITDA >3x, total debt/EBITDA >4x
* Excludes loans held-for-sale.
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $38,253 $39,316 $40,591 $41,299 $41,072
Avg Loans* $38,133 $38,835 $40,377 $41,374 $41,477
90+ days delinquent $3 - $1 - -
as % of loans 0.01% NM NM NM NM
NPAs* $321 $290 $304 $265 $278
as % of loans 0.84% 0.74% 0.75% 0.64% 0.68%
Net charge-offs $44 $66 $97 $31 $50
as % of loans 0.46% 0.67% 0.97% 0.30% 0.48%
C&I
MI
8%
OH
13%
IN
5%
IL
11%
KY
2%
TN
5%
NC
Other /
National
44%
FL
7%
Accommodation
3%
Auto
Manufacturing
1%
Construction
3%
Finance &
Insurance
14%
Manufacturing
22%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale Trade
10%
Other
38%
5%
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Commercial real estate
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 8% of total loans
and 4% of net charge-offs
— Owner occupied 3Q14 NCO ratio of 0.4%, non-owner
occupied 3Q14 NCO ratio of 0.1%
— Loans from FL/MI represented 33% of portfolio loans
and 29% of portfolio losses in 3Q14
• Commercial construction loans represented 2% of total loans and 0% of net charge-offs
— Loans from FL/MI represented 17% of portfolio loans
* Excludes loans held-for-sale.
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $8,052 $8,066 $7,958 $7,805 $7,564
Avg Loans* $8,273 $8,047 $7,981 $7,885 $7,633
NPAs* $296 $252 $240 $212 $186
as % of loans 3.62% 3.09% 2.98% 2.69% 2.43%
Net charge-offs $2 $8 $3 $9 $5
as % of loans 0.14% 0.40% 0.16% 0.44% 0.24%
Commercial mortgage
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $875 $1,039 $1,218 $1,424 $1,702
Avg Loans* $793 $952 $1,116 $1,362 $1,563
NPAs* $62 $59 $46 $31 $19
as % of loans 6.86% 5.53% 3.68% 2.17% 1.09%
Net charge-offs ($2) $4 $5 $8 -
as % of loans (1.16%) 1.65% 1.66% 2.26% (0.11%)
Commercial construction
Accommodation
7%
Construction
6%
Finance &
insurance
3%
Auto
Manufacturing
0%
Manufacturing
6%
Real Estate
43%
Retail Trade
4%
Auto Retailers
3%
Wholesale Trade
4%
Other
24%
MI
18%
OH
26%
IN
6%
IL
9%
KY
3%
TN
3%
NC
6%
Other /
National
17%
FL
12%

Residential mortgage
1
st
liens: 100%; weighted average LTV: 73.4%
Weighted average origination FICO: 754
Origination FICO distribution:  <660 6%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 58%; Other^ 8%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 37%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 15%
Vintage distribution: 2014: 12%, 2013: 21%; 2012 21%; 2011 13%;
2010 7%; 2009 4%; 2008 3%; 2007 4%; 2006 4%; 2005 6%; 2004
and prior 5%
15% originated through 3
rd
party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
8% of net charge-offs
• Net charge-offs increased by $1MM in 3Q14
— MI, IL, and OH account for 26%, 26%, and 17% of
residential mortgage net charge-offs, respectively
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $12,534 $12,680 $12,626 $12,652 $12,941
Avg Loans* $12,486 $12,609 $12,659 $12,611 $12,785
90+ days delinquent $73 $66 $56 $60 $57
as % of loans 0.58% 0.52% 0.44% 0.47% 0.44%
NPAs* $229 $223 $201 $172 $164
as % of loans 1.82% 1.76% 1.59% 1.36% 1.27%
Net charge-offs $12 $13 $15 $8 $9
as % of loans 0.39% 0.39% 0.49% 0.24% 0.28%
Residential mortgage
MI
15%
OH
24%
IN
8%
IL
13%
KY
6%
TN
2%
NC
5%
Other /
National
15%
FL
12%
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© Fifth Third Bank | All Rights Reserved
Home equity loans represented 10% of total loans and 12% of net charge-offs
Approximately 12% of portfolio in broker product generated 28% total loss
37% of Fifth Third 2
nd
liens are behind Fifth Third 1
st
liens
2005/2006 vintages represent approximately 24% of portfolio; account for 50% of losses
Home equity
1
st
liens: 34%; 2
nd
liens: 66%
Weighted average origination FICO: 752
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 54%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 41%; 70.1-
80 24%; 80.1-90 18%; 90.1-95 6%; >95 11%
Vintage distribution: 2014: 6%, 2013: 6%; 2012 4%; 2011 3%; 2010
2%; 2009 3%; 2008 9%; 2007 9%; 2006 12%; 2005 11%; 2004 and
prior 35%
% through broker channels: 12% WA FICO: 734 brokered, 755 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details
Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $1,231 $1,190 $1,155 $1,131 $1,094
90+ days delinquent $11 - - - -
as % of loans 0.88% NM NM NM NM
Net charge-offs $6 $8 $5 $7 $4
as % of loans 1.91% 2.81% 1.85% 2.35% 1.42%
Home equity - brokered
($ in millions) 3Q13 4Q13 1Q14 2Q14 3Q14
EOP Balance* $8,125 $8,056 $7,970 $7,925 $7,893
90+ days delinquent $35 - - - -
as % of loans 0.43% NM NM NM NM
Net charge-offs $13 $18 $11 $11 $10
as % of loans 0.64% 0.87% 0.55% 0.58% 0.51%
Home equity - direct
MI
22%
OH
25%
IN
10%
IL
13%
KY
7%
TN
2%
NC
1%
Other
17%
FL
3%
MI
18%
OH
38%
IN
8%
IL
13%
KY
7%
TN
1%
NC
5%
Other
2%
FL
8%

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2014 2014 2014 2013  2013
Income before income taxes (U.S. GAAP) 464                             606                             438                             561                             604
Add: Provision expense (U.S. GAAP) 71  76  69  53  51
Pre-provision net revenue 535  682  507  614  655
Net income available to common shareholders (U.S. GAAP) 328  416  309  383  421
Add: Intangible amortization, net of tax 1  1  1  1  1
Tangible net income available to common shareholders 329  417  310  384  422
Tangible net income available to common shareholders (annualized) (a) 1,305  1,673  1,257  1,523  1,674
Average Bancorp shareholders' equity (U.S. GAAP) 15,486  15,157  14,862  14,757  14,440
Less: Average preferred stock (1,331)                        (1,119)                        (1,034)                        (703)                           (593)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (16)                              (17)                              (19)                              (20)                              (22)
Average tangible common equity (b) 11,723  11,605  11,393  11,618  11,409
Total Bancorp shareholders' equity (U.S. GAAP) 15,404  15,469  14,826  14,589  14,641
Less:  Preferred stock (1,331)                        (1,331)                        (1,034)                        (1,034)                        (593)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (16)                              (17)                              (18)                              (19)                              (21)
Tangible common equity, including unrealized gains / losses (c) 11,641  11,705  11,358  11,120  11,611
Less: Accumulated other comprehensive income (301)                           (382)                           (196)                           (82)                              (218)
Tangible common equity, excluding unrealized gains / losses (d) 11,340  11,323  11,162  11,038  11,393
Total assets (U.S. GAAP) 134,188  132,562  129,654  130,443  125,673
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (16)                              (17)                              (18)                              (19)                              (21)
Tangible assets, including unrealized gains / losses (e) 131,756  130,129  127,220  128,008  123,236
Less: Accumulated other comprehensive income / loss, before tax (463)                           (588)                           (302)                           (126)                           (335)
Tangible assets, excluding unrealized gains / losses (f) 131,293  129,541  126,918  127,882  122,901
Common shares outstanding (g) 834                             844                             848                             855                             887
Ratios:
Return on average tangible common equity (a) / (b) 11.1% 14.4% 11.0% 13.1% 14.7%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.64% 8.74% 8.79% 8.63% 9.27%
Tangible common equity (including unrealized gains/losses) (c) / (e) 8.84% 9.00% 8.93% 8.69% 9.42%
Tangible book value per share (c) / (g) $13.95 $13.86  $13.40  $13.00  $13.09
For the Three Months Ended
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© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2014 2014 2014 2013 2013
Total Bancorp shareholders' equity (U.S. GAAP) 15,404 15,469 14,826 14,589 14,641
Goodwill and certain other intangibles (2,484) (2,484) (2,490) (2,492) (2,492)
Unrealized gains (301) (382) (196) (82) (218)
Qualifying trust preferred securities 60 60 60 60 810
Other (18) (19) (18) 19 21
Tier I capital 12,661 12,644 12,182 12,094 12,762
Less: Preferred stock (1,331) (1,331) (1,034) (1,034) (593)
Qualifying trust preferred securities (60) (60) (60) (60) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (1) (1) (37) (39)
Tier I common equity (a) 11,269 11,252 11,087 10,963 11,320
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,920 117,117 116,622 115,969 113,801
Ratio:
Tier I common equity (a) / (b) 9.64% 9.61% 9.51% 9.45% 9.95%
Basel III - Estimated Tier 1 common equity ratio
September June March December September
2014 2014 2014 2013 2013
Tier 1 common equity (Basel I) 11,269 11,252 11,087 10,963 11,320
Add: Adjustment related to capital components 99 96 99 82 88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) 11,368 11,348 11,186 11,045 11,408
Add: Adjustment related to AOCI 301 382 196 82 218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) 11,669 11,730 11,382 11,127 11,626
Estimated risk-weighted assets under final Basel III rules (e) 121,068 122,465 122,659 122,074 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.39% 9.27% 9.12% 9.05% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.64% 9.58% 9.28% 9.12% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended